LETTER TO E*TRADE FUNDS(R) SHAREHOLDERS



                    IN 2002, E*TRADE FUNDS PROVIDED INVESTORS
            WITH INVESTMENT OPPORTUNITIES IN SPECIFIC ASSET CLASSES.



Dear E*TRADE Funds Shareholder:

2002 was a difficult year for investors. Equities were down once again, with continuing uncertainty about overall economic conditions running high. Against this background, E*TRADE Funds remained focused on its goal of providing investors with an affordable way to invest in specific asset classes.

Many E*TRADE Funds shareholders continued to focus on the long-term by creating a diversified portfolio through asset allocation. In 2002, E*TRADE Advisory Services, Inc. added portfolio analysis and E*TRADE Securities added mutual fund research tools to help investors better understand and manage their investments.

E*TRADE Funds' offer investment OPPORTUNITIES IN CORE ASSET CLASSES, including:

   o Stock index funds like the S&P 500 Index Fund, Russell 2000 Index Fund, Technology Index Fund, and International Index Fund
   o    Bond Fund
   o    Premier Money Market Fund

We understand that investors want mutual funds that they can trust to stay true to their investment style. By using an index approach, each of our equity funds provided investors with a way to invest in a broad index of securities. Each of the index funds provided investors with investment returns similar to those of the index it was following. E*TRADE Funds also provided investors with access to fixed-income markets with the Bond and Premier Money Market Funds. E*TRADE Asset Management is now providing active management to these funds, drawing on the experience we and our affiliates have in managing over $25 billion of fixed-income investments. Each of these funds had positive returns in 2002.

Enclosed you'll find your copy of the 2002 E*TRADE Funds Annual Report. In it, you will get a recap of the year 2002 and gain insights from fund managers.

I hope you'll find the report valuable and informative.

Thank you for your investment in the E*TRADE Funds. We value our relationship with you, and look forward to serving your investment needs for many years to come.

Sincerely,



Liat Rorer
President, E*TRADE Funds



This material must be preceded or accompanied by a current prospectus. To obtain a prospectus containing more complete information, please visit ETRADE.COM Please read the prospectus carefully before investing.

The E*TRADE Premier Money Market Fund is managed to maintain a stable $1 share price. As with all money market funds, an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund."

Securities products and services offered by E*TRADE Securities LLC (member NASD/SIPC) are not insured by the FDIC, are not guaranteed deposits or obligations of E*TRADE Bank, and are subject to investment risk, including possible loss of the principal invested.

E*TRADE Securities LLC and E*TRADE Advisory Services, Inc. are separate companies which are wholly-owned subsidiaries of E*TRADE Group, Inc.

System response and account access times may vary due to a variety of factors, including trading volumes, market conditions, system performance, and other factors.

The E*TRADE International Index Fund ("Fund") seeks to match as closely as possible, before fees and expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Free Index. ("MSCI EAFE" or "Index"). 1 The Fund seeks to obtain this objective by investing all of its assets in the International Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolios, a registered open-end management investment company that, in turn, invests in a representative sample of the common stocks that comprise the Index.

As an index fund, the Fund uses a passive management approach. All investment decisions are based on producing returns equivalent to the index. The MSCI EAFE is comprised of approximately 1,100 foreign securities in 21 developed foreign markets.

During the annual period ended December 31, 2002, the Index declined 15.94%. During the same period the Fund declined 16.77%. The difference is primarily caused by the Fund's operating expenses. You should remember that past performance is no guarantee of future returns and that the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The seesaw performance that characterized the U.S. markets during 2002 was echoed throughout global markets. During the first few months of the year, markets appeared to be responding to the interest rate cuts enacted by central banks throughout 2001. Although technology stocks continued to flounder, old-economy sectors like automobiles and financials rebounded. By April, however, continued global political tension, uneasiness about accounting scandals in the U.S. and abroad, and poor corporate earnings reports hampered global economic recovery and weighed on market performance. Markets marched steadily downward through much of the year, led by technology and telecommunications stocks. During the final months of the year, however, global markets reversed course somewhat. In the U.S., the combination of positive economic news, an interest rate cut by the Federal Reserve Board, and a battered technology sector that attracted the attention of bargain hunters led to a rally that would last through November.

Within Europe, markets got off to a strong start, buoyed by increased liquidity and the strengthening Euro. Both Germany and Italy, which had been on the brink of recession late in 2001, showed renewed strength during the first quarter, largely as the beneficiaries of the cyclical automobile and financial industry sectors. For the remainder of the year, European markets largely followed the U.S.'s lead. Technology shares dropped sharply, dragging down country performance. Vodafone contributed heavily to the UK's negative performance, while steep declines in Alcatel (.08% of the Fund's holdings as of December 31, 2002), Vivendi Universal (.03% of holdings), and France Telecom (.13% of holdings) drove down market returns in France. Germany's Deutsche Telekom (.48% of holdings) fell in response to France Telecom's lowered credit rating, pushing down market performance in Germany. Telecommunications-laden Nordic countries such as Finland struggled during the entire year. As technology stocks rebounded in the U.S. in October and November, so did their battered telecommunications and technology-related European counterparts. Although gains were strong, they only helped to moderately offset losses suffered earlier in the year.

In addition to the dampening effects of a global slowdown, Japan dealt with its own set of problems during the year. Japan enjoyed robust market gains early in the year, led by a strong yen relative to the U.S. Dollar, improving economic conditions, and increased exports. By mid-year, however, Japan's banking woes resurfaced. As government attempts to cope with a massive non-performing loan problem created turmoil in the banking sector, share prices for money-center banks fell. In the final months of the year, Japan's trade surplus declined from slumping exports during the quarter, contributing to rising unemployment rates.


                    Average Annual Return                  Cumulative Return

                            Since      10/29/99-      Since           10/29/99-
             One Year     Inception    12/31/02     Inception         12/31/02

Fund          -16.77%        -12.73%     -13.67%       -35.27%          -37.28%

MSCI EAFE     -15.94%            --      -14.45%           --           -39.08%

** The Fund began operations on October 22, 1999. Index Comparisons began on October 29, 1999.

The following graph shows the hypothetical return of $10,000 invested in the MSCI EAFE Free Index and the hypothetical return of $10,000 invested in the E*TRADE International Index Fund at the end of each month for which the Fund was operational. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

MSCI EAFE                                       E*TRADE International Index Fund
Free Index

START              $10,000.00                   START             $10,000.00
10/31/1999         $10,363.00                   10/31/1999        $10,340.00
11/30/1999         $10,711.20                   11/30/1999        $10,699.83
12/31/1999         $11,662.35                   12/31/1999        $11,673.52
1/31/2000          $10,911.30                    1/31/2000        $10,843.53
2/29/2000          $11,193.90                    2/29/2000        $11,123.29
3/31/2000          $11,617.03                    3/31/2000        $11,552.65
4/30/2000          $10,994.35                    4/30/2000        $10,931.12
5/31/2000          $10,715.10                    5/31/2000        $10,760.59
6/30/2000          $11,122.27                    6/30/2000        $11,092.02
7/31/2000          $10,645.13                    7/31/2000        $10,638.36
8/31/2000          $10,727.09                    8/31/2000        $10,728.78
9/30/2000          $10,193.96                    9/30/2000        $10,218.09
10/31/2000         $ 9,943.19                   10/31/2000        $ 9,986.14
11/30/2000         $ 9,559.38                   11/30/2000        $ 9,592.69
12/31/2000         $ 9,888.22                   12/31/2000        $ 9,932.27
1/31/2001          $ 9,881.30                    1/31/2001        $ 9,932.27
2/28/2001          $ 9,132.30                    2/28/2001        $ 9,164.37
3/31/2001          $ 8,501.26                    3/31/2001        $ 8,557.61
4/30/2001          $ 9,074.24                    4/30/2001        $ 9,155.83
5/31/2001          $ 8,727.60                    5/31/2001        $ 8,831.37
6/30/2001          $ 8,358.43                    6/30/2001        $ 8,453.53
7/31/2001          $ 8,202.96                    7/31/2001        $ 8,300.94
8/31/2001          $ 7,980.66                    8/31/2001        $ 8,087.32
9/30/2001          $ 7,161.84                    9/30/2001        $ 7,281.81
10/31/2001         $ 7,343.04                   10/31/2001        $ 7,466.16
11/30/2001         $ 7,614.00                   11/30/2001        $ 7,732.44
12/31/2001         $ 7,658.92                   12/31/2001        $ 7,777.27
1/31/2002          $ 7,252.23                    1/31/2002        $ 7,357.16
2/28/2002          $ 7,303.00                    2/28/2002        $ 7,398.14
3/31/2002          $ 7,698.09                    3/31/2002        $ 7,834.63
4/30/2002          $ 7,748.90                    4/30/2002        $ 7,844.82
5/31/2002          $ 7,847.31                    5/31/2002        $ 7,947.59
6/30/2002          $ 7,534.98                    6/30/2002        $ 7,628.09
7/31/2002          $ 6,791.28                    7/31/2002        $ 6,864.52
8/31/2002          $ 6,775.66                    8/31/2002        $ 6,833.63
9/30/2002          $ 6,047.96                    9/30/2002        $ 6,093.55
10/31/2002         $ 6,372.73                   10/31/2002        $ 6,414.07
11/30/2002         $ 6,662.05                   11/30/2002        $ 6,703.34
12/31/2002         $ 6,438.21                   12/31/2002        $ 6,473.42

Hypothetical illustration of $10,000 invested at inception of the Fund (commencement of operations was February 17, 1999), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002. This graph reflects the Fund's operating expenses, but the Index does not have expenses, which would have lowered its performance.

The graph does not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares.

You should remember that past performance is no guarantee of future returns and the Fund may not be able to duplicate its performance. The investment return and principal value of an investment in the Fund will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

1. "Morgan Stanley Capital International Europe, Australasia, Far East Free Index TM", EAFE Free Index(TM) and EAFE(TM) are trademarks of Morgan Stanley Capital International Inc. ("MSCI"). MSCI does not sponsor the Fund or the International Index Master Portfolio (the "Master Portfolio"), nor is it affiliated in any way with the E*TRADE Group, Inc. The Fund is not sponsored, endorsed, sold, or promoted by the EAFE Free Index or MSCI and neither the EAFE Free Index nor MSCI makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund. The EAFE Free Index is the exclusive property of MSCI, and Morgan Stanley Capital International is a service mark of MSCI.

The Fund may be affected by the risks of foreign investing, including foreign government controls on foreign investment; restrictions on repatriation of capital; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in getting complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability; and difficulty enforcing legal rights outside the U.S. Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of a foreign currency relative to the U.S. dollar reduces the U.S. dollar value of securities denominated in that currency.

The EAFE Free Index is an unmanaged index intended to represent broadly the performance of foreign stock markets. The Index is a capitalization-weighted index and consists of securities listed on the stock exchanges of developed markets of countries in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore.

The Master Portfolio cannot as a practical matter own all the stocks that make up the EAFE Free Index in perfect correlation to the Index itself. The Fund's ability to match its investment performance to the investment performance of the EAFE Free Index may be affected by, among other things: (i) the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the Index is calculated, the size of the Master Portfolio and the Fund's investment portfolios; and (iv) the timing, frequency and size of shareholder purchases, and redemptions of both the Fund and the Master Portfolio.

E*TRADE INTERNATIONAL INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002
--------------------------------------------------------------------------------

ASSETS

Investment in International Index Master Portfolio ("Master Portfolio"), at market value (Note 1)              $  6,717,371
Receivable for fund shares sold                                                                                       3,705
Due from E*TRADE Asset Management, Inc. (Note 2)                                                                     30,013
                                                                                                              -------------
      TOTAL ASSETS                                                                                                6,751,089
                                                                                                              -------------
LIABILITIES
Payable for fund shares redeemed                                                                                      5,480
Accrued administration fee (Note 2)                                                                                   1,633
Due to Trustees                                                                                                       3,083
Accrued expenses                                                                                                     56,319
                                                                                                              -------------
      TOTAL LIABILITIES                                                                                              66,515
                                                                                                              -------------
TOTAL NET ASSETS                                                                                               $  6,684,574
                                                                                                              =============
NET ASSETS CONSIST OF:
Paid-in capital                                                                                                  11,133,720
Distributions in excess of net investment income                                                                    (10,070)
Net realized loss on investments, futures contracts and foreign currency exchange contracts                      (1,245,583)
Net unrealized depreciation of investments, futures contracts and foreign currency exchange contracts            (3,193,493)
                                                                                                              =============
TOTAL NET ASSETS                                                                                               $  6,684,574
                                                                                                              =============
SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $0.01)                                                        1,076,551
                                                                                                              =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE                                                 $       6.21
                                                                                                              =============

   The accompanying notes are an integral part of these financial statements.

E*TRADE INTERNATIONAL INDEX FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2002
--------------------------------------------------------------------------------

NET INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO:
      Dividends  (Net of foreign withholding tax of $20,361)                                     $     152,564
      Interest                                                                                           7,216
      Expenses (Note 2)                                                                                (17,975)
                                                                                                ---------------
            NET INVESTMENT INCOME ALLOCATED FROM MASTER PORTFOLIO                                      141,805
                                                                                                ---------------
EXPENSES (NOTE 2):
      Advisory fee                                                                                       1,430
      Administration fee                                                                                 7,148
      Shareholder servicing fees                                                                        17,870
      Transfer agency fees                                                                              24,958
      Legal services                                                                                     6,570
      Audit and tax services                                                                            14,965
      Custodian fee                                                                                     43,800
      Registration fees                                                                                 16,920
      Trustee fees                                                                                       4,909
      Other expenses                                                                                    28,422
                                                                                                ---------------
      TOTAL FUND EXPENSES BEFORE WAIVER                                                                166,992
Waived fees and reimbursed expenses (Note 2)                                                          (138,504)
                                                                                                ---------------
      NET EXPENSES                                                                                      28,488
                                                                                                ---------------
NET INVESTMENT INCOME                                                                                  113,317
                                                                                                ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCY ALLOCATED FROM MASTER PORTFOLIO
Net realized loss on:
      Sale of investments                                                                             (597,075)
      Futures contracts and foreign currency transactions                                              (36,360)
Change in unrealized appreciation/(depreciation) of:
      Investments                                                                                     (852,689)
      Futures contracts and translation of assets and liabilities in foreign currencies                  3,438
                                                                                                ---------------
            NET REALIZED AND UNREALIZED LOSS ON
            INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
            CURRENCY EXCHANGE CONTRACTS ALLOCATED FROM MASTER PORTFOLIO                             (1,482,686)
                                                                                                ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $  (1,369,369)
                                                                                                ===============

   The accompanying notes are an integral part of these financial statements.

E*TRADE INTERNATIONAL INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       For the Year Ended   For the Year Ended
                                                                       December 31, 2002    December 31, 2001
                                                                       ------------------   ------------------
NET DECREASE IN NET ASSETS
OPERATIONS:
Net investment income                                                  $         113,317    $          84,067
Net realized loss on sale of investments                                        (633,435)            (393,944)

Net change in unrealized appreciation/(depreciation) of investments,
futures contracts and foreign currency exchange contracts                      (849,251)          (1,542,668)
                                                                       ------------------   ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (1,369,369)          (1,852,545)
                                                                       ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income                                        (121,959)             (96,334)
                                                                       ------------------   ------------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares                                               2,629,883            2,600,053
Value of shares issued in reinvestment of dividends and distributions            115,551               91,243
Cost of shares redeemed                                                       (1,653,086)          (1,827,276)
                                                                       ------------------   ------------------

NET INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF COMMON STOCK         1,092,348              864,020
                                                                       ------------------   ------------------
REDEMPTION FEES                                                                    2,371                2,110
                                                                       ------------------   ------------------
NET DECREASE IN NET ASSETS                                                      (396,609)          (1,082,749)
NET ASSETS:
Beginning of year                                                              7,081,183            8,163,932
                                                                       ------------------   ------------------
END OF YEAR                                                            $       6,684,574    $       7,081,183
                                                                       ==================  ===================
SHARE TRANSACTIONS:
Number of shares sold                                                            369,483              312,344
Number of shares reinvested                                                       17,276               11,853
Number of shares redeemed                                                       (243,224)            (222,035)
                                                                       ------------------   ------------------
NET INCREASE IN SHARES OUTSTANDING                                               143,535              102,162
                                                                       ==================  ===================

   The accompanying notes are an integral part of these financial statements.

E*TRADE INTERNATIONAL INDEX FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



                                                    Year Ended              Year Ended             Year Ended
FOR A SHARE OUTSTANDING FOR THE PERIOD          December 31, 2002(7)      December 31, 2001(7)     December 31, 2000(7)
                                                --------------------      --------------------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $        7.59             $        9.83             $       11.67
                                                   -------------             -------------             -------------
(LOSS) INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                 0.10                      0.09                      0.12
      Net realized and unrealized (loss)
        gain on investments                                (1.37)                    (2.23)                    (1.86)
                                                   -------------             -------------             -------------
      TOTAL (LOSS) INCOME FROM INVESTMENT
        OPERATIONS                                         (1.27)                    (2.14)                    (1.74)
                                                   -------------             -------------             -------------

DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net investment income             (0.11)                    (0.11)                    (0.11)
      Distributions in excess of net
        investment income                                     --                      0.01                        --
                                                   -------------             -------------             -------------

      TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (0.11)                    (0.10)                    (0.11)
                                                   -------------             -------------             -------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                    0.00 (4)                  0.00 (4)                  0.01
                                                   -------------             -------------             -------------
NET ASSET VALUE, END OF PERIOD                     $        6.21             $        7.59             $        9.83
                                                   =============             =============             =============

TOTAL RETURN                                            (16.77)%                  (21.70)%                  (14.92)%
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000s
        omitted)                                   $       6,685             $       7,081             $       8,164
      Ratio of expenses to average
        net assets (1)                                    0.65 %                    0.58 %                    0.55 % (6)
      Ratio of net investment income to
        average net assets (2)                            1.59 %                    1.15 %                    1.15 %
      Portfolio turnover rate of Master
        Portfolio                                        19.92 %                    6.79 %                   45.00 %



                                                    Period from
                                                 October 22, 1999
                                                   (commencement
                                                 operations) through
FOR A SHARE OUTSTANDING FOR THE PERIOD            December 31, 1999(7)
                                                ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $         10.00
                                                 ---------------
(LOSS) INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                 0.00 (4)
      Net realized and unrealized (loss)
        gain on investments                                 1.67
                                                 ---------------
      TOTAL (LOSS) INCOME FROM INVESTMENT
        OPERATIONS                                          1.67
                                                 ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net investment income          (0.00)(4)
      Distributions in excess of net
        investment income                                     --
                                                 ---------------

      TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (0.00)(4)
                                                 ---------------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                  (0.00)(4)
                                                 ---------------
NET ASSET VALUE, END OF PERIOD                   $         11.67
                                                 ===============

TOTAL RETURN                                             16.74 % (3)
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000s
        omitted)                                 $         5,899
      Ratio of expenses to average
        net assets (1)                                    0.55 % (5) (6)
      Ratio of net investment income to
        average net assets (2)                            0.24 % (5)
      Portfolio turnover rate of Master
        Portfolio                                        39.00 % (3)
--------------------

(1)   The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2002 and December 31, 2001 were 2.59% and 1.64%, respectively.
(2)   The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2002 and December 31, 2001 were (0.35)% and 0.09%, respectively.
(3)   For the period October 22, 1999 (commencement of operations) through December 31, 1999 and not indicative of a full year's operating results.
(4)   Rounds to less than $0.01.
(5)   Annualized.
(6)   The Investment Adviser voluntarily agreed to pay the non-affiliated trustee expenses for the Fund for the period October 22,
      1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.55% for the period from October 22, 1999
      (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.
(7)   Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Index Master Portfolio.

The accompanying notes are an integral part of these financial statements.

E*TRADE INTERNATIONAL INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

E*TRADE International Index Fund ("Fund") is a diversified series of E*TRADE Funds ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. As of December 31, 2002 the Trust consisted of eleven operating series: the E*TRADE Bond Fund, the E*TRADE California Municipal Money Market Fund, the E*TRADE Government Money Market Fund, the E*TRADE International Index Fund, the E*TRADE Money Market Fund, the E*TRADE Municipal Money Market Fund, the E*TRADE New York Municipal Money Market Fund, the E*TRADE Premier Money Market Fund, the E*TRADE Russell 2000 Index Fund, the E*TRADE S&P 500 Index Fund, and the E*TRADE Technology Index Fund. These financial statements are for the E*TRADE International Index Fund.

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE Free Index").* The Fund seeks to achieve its objective by investing in the International Index Master Portfolio ("Master Portfolio"). The Master Portfolio, in turn, seeks to match the total return performance of foreign stock markets by investing in a representative sample of common stocks that comprise the EAFE Free Index. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

* "Morgan Stanley Capital International Europe, Australasia, Far East Free Index (TM)", "EAFE Free Index (TM)", and "EAFE (TM)" are trademarks of Morgan Stanley Capital International Inc. ("MSCI"). MSCI does not sponsor the Fund or the International Index Master Portfolio ("Master Portfolio"), nor is it affiliated in any way with the E*TRADE Group, Inc. The Fund is not sponsored, endorsed, sold, or promoted by the EAFE Free Index or MSCI, and neither the EAFE Free Index nor MSCI makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund. The EAFE Free Index is the exclusive property of MSCI, and Morgan Stanley Capital International is a service mark of MSCI.

The following is a summary of significant accounting policies that are followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF ACCOUNTING

The Fund uses the accrual method of accounting for financial reporting purposes.

INVESTMENT POLICY AND SECURITY VALUATION

The Fund is a "feeder" fund in a "master-feeder" structure. Instead of investing directly in individual securities, a feeder fund, whose shares are offered to the public, invests all of its assets in a master portfolio that has substantially the same investment objective as the feeder fund. It is the master portfolio that actually invests in the individual securities. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, a separate series of the Master Investment Portfolio

("MIP"), a registered open-end management investment company. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of that Master Portfolio. As of December 31, 2002, the value of the Fund's investment was 7.39% of the outstanding interests of the Master Portfolio.

The Fund's investment in the Master Portfolio is valued at the net asset value of the Master Portfolio's interests held by the Fund. The equity securities of the Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities for which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for by the Master Portfolio on the date the securities are purchased or sold (trade date). Revenue is recognized by the Master Portfolio as follows: dividend income is recorded on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. Premiums on securities purchased are amortized as a reduction in interest income using a constant yield to maturity method. All net investment income and realized and unrealized capital gains and losses of the Master Portfolio are allocated as required by the Internal Revenue Code of 1986, as amended (the "Code").

The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income of the Fund are declared and distributed quarterly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December. All dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise. Such distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid in 2002 and 2001 was ordinary income.

At December 31, 2002, the components of Distributable Earnings on a tax basis were as follows:

Undistributed/(Overdistributed) Ordinary Income                     $     2,455
Unrealized Appreciation/(Depreciation)                               (3,561,109)
Capital and Other Losses                                               (890,492)

FEDERAL INCOME TAXES

The Fund has elected and intends to qualify each year as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders.

The Fund is treated as a separate entity from every other series of the Trust for federal income tax purposes. The Fund intends to qualify annually as a RIC under Subchapter M of the Code. If so qualified, the Fund must distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended December 31, 2002.

As of December 31, 2002, for federal income tax purposes, the Fund had capital loss carryforwards of $156,021, $56,945 and $665,614 expiring in 2008, 2009 and 2010, respectively. The Fund will not distribute any realized capital gains until the capital loss carryforward has been fully utilized or until it expires. For the year ended December 31, 2002, the Fund has elected to defer $11,912 of capital losses attributable to post-October losses.

REDEMPTION FEES

Redemption of shares held in the Fund for less than four months are subject to a fee of 1.00%, calculated as a percentage of redemption proceeds. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

E*TRADE Asset Management, Inc. ("ETAM"), a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group"), serves as the investment adviser for the Fund pursuant to an investment advisory agreement ("Advisory Agreement"). For its service as investment adviser, ETAM is currently paid by the Fund at an annual rate of 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in a master portfolio and 0.08% on that portion of the Fund's assets not invested in the Master Portfolio.

Pursuant to an investment advisory contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment advisory services in connection with the management of the Master Portfolio's assets. For its services, BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly the Fund as a shareholder of the Master Portfolio) at an annual rate equal to 0.15% of the first $1 billion, and 0.10% thereafter of the Master Portfolio's average daily net assets. The Fund records daily its proportionate share of the Master Portfolio's advisory fees, described above, certain other fees paid by the Master Portfolio, such as accounting, administration, legal, SEC registration fees, in addition to income, expenses and realized and unrealized gains and losses.

ETAM  also  provides  administrative  services  to  the  Fund,  pursuant  to  an administrative services agreement ("Administrative Agreement"). Services provided by ETAM acting as administrator include, but are not limited to: coordinating the services performed by the transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; preparing and supervising the preparation of periodic reports to the Fund's shareholders; generally supervising regulatory compliance matters; providing, at its own expense, the services of its personnel to serve as officers of the Trust; monitoring and reviewing the Fund's contracted services and expenditures; and reporting to the Board of Trustees concerning its activities pursuant to the Administrative Agreement. The Fund pays ETAM an administrative services fee equal to 0.10% of the Fund's average daily net assets.

ETAM also acts as shareholder servicing agent to the Fund under a Shareholder Servicing Agreement with the Fund. As shareholder servicing agent, ETAM provides services to shareholders or investors investing in shares of the Fund such as: support of telephone services; delivery of prospectuses, reports and proxy statements; receiving, tabulating and transmitting proxies executed on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances; maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulations. The Fund pays ETAM a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. In addition, ETAM is allowed to use the servicing fees it receives under the Shareholder Servicing Agreement to compensate its affiliates, including E*TRADE Securities LLC (formerly E*TRADE Securities, Inc.), a wholly owned subsidiary of E*TRADE Group, the Trust's principal underwriter, for shareholder services provided by E*TRADE Securities to the Fund.

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above and
(ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund. Approximately $197,128 was eligible for reimbursement at December 31, 2002.

The amount "Due from E*TRADE Asset Management Inc." listed on the Fund's Statement of Assets and Liabilities, reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.

The Fund's investment in the Master Portfolio is subject to an administrative fee of 0.10% of the first $1 billion, and 0.07% thereafter, of its average daily net assets paid to Barclays Global Investors, N.A. and Stephens, Inc., the Master Portfolio's co-administrator. Such administrative fees are recorded at the Master Portfolio level.

PFPC Inc. serves as the transfer agent and dividend disbursing agent for the Fund. Investors Bank & Trust Company serves as sub-administrator, accounting services agent and custodian for the Fund.

E*TRADE Securities LLC serves as the principal underwriter of the Fund. Such services were provided at no cost to the Fund for the year December 31, 2002.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of E*TRADE Funds:

We have audited the accompanying statement of assets and liabilities of the E*TRADE International Index Fund (the "Fund") (one of eleven funds comprising the E*TRADE Funds) as of December 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from October 22, 1999 through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE International Index Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from October 22, 1999 through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


/S/ Deloitte & Touche LLP
Los Angeles, California
February 13, 2003

TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2002, the Fund received dividends from foreign countries in the amount of $113,317. Taxes paid to foreign countries were $14,830.

TRUSTEE/OFFICER INFORMATION (UNAUDITED)

         The chart below identifies the Trustees and officers of the Trust which currently consists of eleven series. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*).

------------------------------------------------------------------------------------------------------------------------------------

                                                              TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
         NAME, ADDRESS,                                                                                     OTHER DIRECTORSHIPS
        AGE AND POSITION                    LENGTH                  PRINCIPAL OCCUPATION(S)                   HELD BY TRUSTEE
         HELD WITH TRUST                OF TIME SERVED               DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan* (45)             Since February 2002      Mr. Caplan is Chief Executive Officer
4500 Bohannon Drive                                           and President of E*TRADE Group, Inc.
Menlo Park, CA  94025                                         He also is Chairman of the Board and
Trustee                                                       Chief Executive Officer of E*TRADE
                                                              Financial Corporation and E*TRADE
                                                              Bank and a Director of E*TRADE Global
                                                              Asset Management, Inc. He previously
                                                              served as Vice Chairman of the Board
                                                              of Directors, President and Chief
                                                              Executive Officer of Telebanc
                                                              Financial Corporation and Telebank
                                                              (renamed E*TRADE Bank) from
                                                              1993-2000.
------------------------------------------------------------------------------------------------------------------------------------
Steven Grenadier (38)              Since February 1999        Mr. Grenadier is an Associate
4500 Bohannon Drive                                           Professor of Finance at the Graduate
Menlo Park, CA  94025                                         School of Business at Stanford
Trustee                                                       University, where he has been
                                                              employed as a professor since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Shelly J. Meyers* (43)             Since February 1999        Ms. Meyers is the Manager, Chief        Meyers Capital
4500 Bohannon Drive                                           Executive Officer, and founder of       Management LLC
Menlo Park, CA  94025                                         Meyers Capital Management, a
Trustee                                                       registered investment adviser formed
                                                              in January 1996. She has also managed
                                                              the Citizens Value Fund since 2001
                                                              (and its predecessor since June
                                                              1996).
------------------------------------------------------------------------------------------------------------------------------------
Ashley T. Rabun (50)               Since February 1999        Ms. Rabun is the Founder and Chief      Professionally
4500 Bohannon Drive                                           Executive Officer of InvestorReach      Managed Portfolios, a
Menlo Park, CA  94025                                         (which is a consulting firm             multi-series trust of
Trustee                                                       specializing in marketing and           US Bancorp
                                                              distribution strategies for financial
                                                              services companies formed in October
                                                              1996). She was previously President
                                                              of Nicholas Applegate Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
George J. Rebhan (68)              Since December 1999        Mr. Rebhan retired in December 1993,    Advisors Series Trust
4500 Bohannon Drive                                           and prior to that he was President of
Menlo Park, CA  94025                                         Hotchkis and Wiley Funds (investment
Trustee                                                       company) from 1985 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Liat Rorer (42)                    Since May 2001             Ms. Rorer is Vice President of          N/A
President                                                     E*TRADE Asset Management, Inc. and
                                                              E*TRADE Advisory Services. She is
                                                              also a Business Leader of E*TRADE
                                                              Global Asset Management, Inc. Prior
                                                              to that she was a Business Leader of
                                                              E*TRADE Securities LLC, which she
                                                              joined in 1999. Prior to that Ms.
                                                              Rorer worked as a senior consultant
                                                              for the Spectrem Group, (financial
                                                              services consulting) beginning in
                                                              1998. From 1996 to 1998, she was Vice
                                                              President for Charles Schwab's
                                                              Retirement Plan Services.
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried (42)           Since November 2000        Ms. Gottfried is Vice President of      N/A
Vice President and Treasurer                                  E*TRADE Asset Management. She is also
                                                              a Business Manager of E*TRADE Global
                                                              Asset Management, Inc. She joined
                                                              E*TRADE in September 2000. Prior to
                                                              that, she worked at Wells Fargo Bank
                                                              from 1984 to 2000 and managed various
                                                              areas of Wells Fargo's mutual fund
                                                              group.
------------------------------------------------------------------------------------------------------------------------------------
Jay Gould (47)                     Since August 2000          Mr. Gould is Secretary of E*TRADE       N/A
Secretary                                                     Asset Management. Mr. Gould also
                                                              serves as Chief Counsel and Secretary
                                                              to E*TRADE Global Asset Management,
                                                              Inc. and Secretary to E*TRADE
                                                              Advisory Services, Inc. Mr. Gould
                                                              serves on the Rules Committee and the
                                                              International Committee of the
                                                              Investment Company Institute, and
                                                              serves on the Advisory Board of the
                                                              Wall Street Lawyer. From February to
                                                              December 1999, he served as a Vice
                                                              President at Transamerica and prior
                                                              to that he worked at Bank of America
                                                              (banking and financial services) from
                                                              1994.
------------------------------------------------------------------------------------------------------------------------------------

*Ms. Meyers may be considered an "interested" person (as defined by the 1940 Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to each series of the Trust. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc., the parent company of ETAM, investment adviser to each series of the Trust.

The Statement of Additional Information includes additional information about the Trustees and officers of the Trust and may be obtained, without charge, by accessing our Website online (www.etrade.com) or by calling our toll-free number at (800) 786-2575.

INTERNATIONAL INDEX MASTER PORTFOLIO
Schedule of Investments
December 31, 2002

        Security                                                                       Shares                 Value
        -----------------------------------------------------------------------------------------------------------
        COMMON STOCKS--98.44%
        AUSTRALIA--4.39%
        -----------------------------------------------------------------------------------------------------------
        Alumina Ltd.                                                                   19,375                53,459
        Amcor Ltd.                                                                     16,544                79,092
        AMP Ltd.                                                                       17,961               113,073
        Aristocrat Leisure Ltd.                                                         7,572                19,955
        Australia and New Zealand Banking Group Ltd.                                   24,764               241,939
        Australian Gas & Light Co. Ltd.                                                 8,142                48,323
        BHP Steel                                                   (1)                18,682                33,979
        Boral Ltd.                                                                     14,687                35,976
        Brambles Industries Ltd.                                                       16,888                44,695
        Broken Hill Proprietary Co. Ltd.                                               60,864               347,866
        Coca-Cola Amatil Ltd.                                                           9,429                27,981
        Cochlear Ltd.                                                                   1,365                29,961
        Coles Myer Ltd.                                                                20,140                71,447
        Commonwealth Bank of Australia                                                 20,920               318,061
        Computershare Ltd.                                                             14,372                14,972
        CSL Ltd.                                                                        2,833                34,458
        CSR Ltd.                                                                       17,322                61,645
        Foster's Group Ltd.                                                            37,100                94,010
        Gandel Retail Trust                                                            50,892                39,260
        General Property Trust                                                         35,746                59,782
        Goodman Fielder Ltd.                                                           29,210                29,278
        Insurance Australia Group Ltd.                                                 34,206                52,776
        James Hardie Industries NV                                                      9,568                36,798
        Leighton Holdings Ltd.                                                          3,673                21,034
        Lend Lease Corp. Ltd.                                                           7,461                40,837
        M.I.M. Holdings Ltd.                                                           46,398                39,451
        Macquarie Bank Ltd.                                                             4,319                57,396
        Macquarie Infrastructure Group                                                 35,504                63,975
        Mayne Nickless Ltd.                                                            17,615                32,336
        National Australia Bank Ltd.                                                   25,587               457,455
        Newcrest Mining Ltd.                                                            5,122                20,766
        News Corp. Ltd.                                                                24,774               160,149
        Orica Ltd.                                                                      6,721                39,738
        QBE Insurance Group Ltd.                                                       10,253                47,054
        Rio Tinto Ltd.                                                                  5,490               104,954
        Santos Ltd.                                                                    16,612                56,312
        Southcorp Ltd.                                                                 12,300                31,860
        Stockland Trust Group                                                          21,942                59,554
        Suncorp-Metway Ltd.                                                             9,458                59,383
        TABCORP Holdings Ltd.                                                           7,754                46,501
        Telstra Corp. Ltd.                                                             33,910                84,208
        Transurban Group                                                               12,480                28,250
        Wesfarmers Ltd.                                                                 6,626                99,247
        Westfield Holdings Ltd.                                                         6,952                52,652
        Westfield Trust                                                                35,405                69,180
        Westpac Banking Corp. Ltd.                                                     27,074               209,624


        WMC Resources Ltd.                                          (1)                19,375                46,040
        Woodside Petroleum Ltd.                                                         8,679                60,503
        Woolworths Ltd.                                                                18,405               118,148
        -----------------------------------------------------------------------------------------------------------
                                                                                                          3,995,393
        -----------------------------------------------------------------------------------------------------------

        AUSTRIA--0.14%
        -----------------------------------------------------------------------------------------------------------
        Erste Bank der Oesterreichischen Sparkassen AG                                    480                32,313
        Oesterreichische Elektrizitaetswirtschafts AG "A"                                 208                17,711
        OMV AG                                                                            344                33,782
        Telekom Austria AG                                          (1)                 3,919                39,687
        -----------------------------------------------------------------------------------------------------------
                                                                                                            123,493
        -----------------------------------------------------------------------------------------------------------

        BELGIUM--1.00%
        -----------------------------------------------------------------------------------------------------------
        AGFA Gevaert NV                                                                 2,333                52,025
        Colruyt NV                                                                        525                28,924
        Delhaize-Le Lion SA                                                             2,091                38,883
        Dexia Group                                                                    10,916               135,516
        Electrabel SA                                                                     490               119,039
        Fortis Group                                                                   15,823               278,958
        Groupe Bruxelles Lambert SA                                                     1,208                49,452
        Interbrew SA                                                                    2,419                57,116
        KBC Bankverzekerings Holding NV                                                 1,581                50,420
        Solvay SA                                                                         663                45,711
        UCB SA                                                                          1,730                54,464
        -----------------------------------------------------------------------------------------------------------
                                                                                                            910,508
        -----------------------------------------------------------------------------------------------------------

        DENMARK--0.70%
        -----------------------------------------------------------------------------------------------------------
        A/S Dampskibsselskabet Svendborg " B"                                               4                40,687
        Carlsberg A/S "B"                                                                 501                22,048
        D/S 1912 "B"                                                                        6                42,128
        Danisco A/S                                                                     1,188                40,364
        Danske Bank A/S                                                                 9,218               152,367
        Group 4 Falck A/S                                                               1,350                28,513
        H. Lundbeck A/S                                                                 1,079                28,658
        ISS A/S                                                     (1)                   893                32,171
        Novo Nordisk A/S "B"                                                            4,665               134,776
        Novozymes A/S "B"                                                               1,438                30,067
        TDC A/S                                                                         2,101                51,053
        Vestas Wind Systems A/S                                                         1,838                18,306
        William Demant Holding                                      (1)                   883                19,024
        -----------------------------------------------------------------------------------------------------------
                                                                                                            640,162
        -----------------------------------------------------------------------------------------------------------

        FINLAND--1.95%
        -----------------------------------------------------------------------------------------------------------
        Fortum OYJ                                                                      8,554                56,104
        Instrumentarium Corp.                                                           1,071                42,911
        Kone Corp. "B"                                                                  1,058                31,765
        Metso Corp.                                                                     2,294                24,795
        Nokia OYJ                                                                      78,432             1,246,944
        Outokumpu OYJ                                                                   1,962                17,089
        Sampo OYJ "A"                                                                   5,017                38,170
        Stora Enso OYJ  "R"                                                            11,253               118,679
        TietoEnator OYJ                                                                 2,252                30,722
        UPM-Kymmene OYJ                                                                 4,377               140,553
        Uponor OYJ                                                                      1,139                23,284
        -----------------------------------------------------------------------------------------------------------
                                                                                                          1,771,016
        -----------------------------------------------------------------------------------------------------------

        FRANCE--8.88%
        -----------------------------------------------------------------------------------------------------------
        Accor SA                                                                        3,432               103,940
        Alcatel SA "A"                                                                 18,093                79,365


        Alstom                                                      (1)                 4,728                23,567
        Altran Technologies SA                                                          3,360                16,114
        Autoroutes du Sud de la France SA                           (1)                 1,586                38,330
        Aventis SA                                                                     11,243               611,157
        AXA AG                                                                         23,052               309,400
        BIC SA                                                                            943                32,508
        BNP Paribas SA                                                                 13,362               544,477
        Bouygues SA                                                                     2,745                76,682
        Cap Gemini SA                                                                   1,654                37,804
        Carrefour SA                                                                    8,745               389,380
        Compagnie de Saint-Gobain SA                                                    5,081               149,083
        Compagnie Generale des Etablissements Michelin "B"                              2,102                72,484
        Dassault Systemes SA                                                              842                18,149
        Essilor International SA                                                        1,801                74,181
        Etablissements Economiques du Casino Guichard-Perrachon SA                        544                40,389
        European Aeronautic Defence and Space Co.                                       5,182                53,564
        France Telecom SA                                                               6,992               122,388
        Groupe Danone                                                                   2,076               279,291
        Lafarge SA                                                                      2,199               165,688
        Lagardere S.C.A.                                                                2,347                95,340
        L'Air Liquide SA                                                                1,691               223,059
        L'Oreal SA                                                                      5,624               428,177
        LVMH Moet Hennessy Louis Vuitton SA                                             3,580               147,081
        Pechiney SA "A"                                                                 1,248                43,795
        Pernod Ricard                                                                     739                71,579
        Pinault-Printemps-Redoute SA                                                    1,216                89,453
        PSA Peugeot Citroen                                                             2,824               115,162
        Publicis Groupe                                                                 1,884                39,937
        Renault SA                                                                      2,749               129,181
        Sagem SA                                                                          316                21,389
        Sanofi-Synthelabo SA                                                            6,583               402,403
        Schneider Electric SA                                                           3,493               165,280
        Societe Generale "A"                                                            4,934               287,365
        Societe Television Francaise 1                                                  2,438                65,138
        Sodexho Alliance SA                                                             1,659                38,301
        STMicroelectronics NV                                                           9,908               194,224
        Suez SA                                                                        13,542               235,050
        Technip-Coflexip SA                                                               539                38,576
        Thales/Ex Thomson CSF                                                           1,206                31,930
        Thomson Multimedia SA                                       (1)                 3,204                54,671
        TotalFinaElf SA                                                                10,595             1,513,213
        Union du Credit Bail Immobilier                                                   846                60,192
        Valeo SA                                                                        1,268                39,786
        Vinci SA                                                                        1,028                57,931
        Vivendi Universal SA                                                           15,150               244,677
        -----------------------------------------------------------------------------------------------------------
                                                                                                          8,070,831
        -----------------------------------------------------------------------------------------------------------
        GERMANY--5.46%
        -----------------------------------------------------------------------------------------------------------
        Adidas-Salomon AG                                                                 831                71,770
        Allianz AG                                                                      2,993               284,718
        Altana AG                                                                       1,162                53,044
        BASF AG                                                                         8,872               335,915
        Bayer AG                                                                       11,507               246,943
        Bayerische Hypo- und Vereinsbank AG                                             5,976                95,448
        Beiersdorf AG                                                                     543                60,458
        Continental AG                                              (1)                 2,043                31,944
        DaimlerChrysler AG                                                             14,133               435,295
        Deutsche Bank AG                                                                9,171               422,496
        Deutsche Boerse AG                                                              1,131                45,291


        Deutsche Lufthansa AG                                       (1)                 3,321                30,599
        Deutsche Post AG                                                                6,154                64,580
        Deutsche Telekom AG                                                            35,217               452,720
        E.ON AG                                                                         9,594               387,112
        Epcos AG                                                    (1)                   900                 9,322
        Fresenius Medical Care AG                                                         705                29,194
        Gehe AG                                                                           722                28,109
        Heidelberger Zement AG                                                            647                24,103
        Infineon Technologies AG                                    (1)                 6,329                46,425
        Karstadtquelle AG                                                                 926                16,034
        Linde AG                                                                        1,524                55,975
        MAN AG                                                                          2,250                31,049
        Marschollek, Lautenschlaeger und Partner AG                                     1,081                10,663
        Merck KGaA                                                                      1,409                37,557
        Metro AG                                                                        2,428                57,966
        Muenchener Rueckversicherungs-Gesellschaft AG                                   1,737               207,800
        RWE AG                                                                          5,924               153,551
        SAP AG                                                                          3,451               273,494
        Schering AG                                                                     3,078               133,886
        Siemens AG                                                                     13,380               568,659
        ThyssenKrupp AG                                                                 5,536                61,871
        TUI AG                                                                          2,530                42,905
        Volkswagen AG                                                                   3,797               138,424
        WCM Beteiligungs & Grundbesi AG                             (1)                 6,293                16,510
        -----------------------------------------------------------------------------------------------------------
                                                                                                          4,961,830
        -----------------------------------------------------------------------------------------------------------
        GREECE--0.35%
        -----------------------------------------------------------------------------------------------------------
        Alpha Bank AE                                                                   5,380                64,926
        Coca-Cola Hellenic Bottling Co. SA                                              2,250                31,262
        Commercial Bank of Greece                                                       2,100                31,954
        EFG Eurobank Ergasias                                                           4,550                53,477
        Hellenic Telecommunications Organization SA                                     6,910                76,139
        National Bank of Greece SA                                                      4,085                57,872
        -----------------------------------------------------------------------------------------------------------
                                                                                                            315,630
        -----------------------------------------------------------------------------------------------------------
        HONG KONG--1.55%
        -----------------------------------------------------------------------------------------------------------
        Bank of East Asia Ltd.                                                         28,000                47,933
        BOC Hong Kong Holdings Ltd.                                 (1)                43,000                44,112
        Cathay Pacific Airways Ltd.                                                    18,000                24,582
        Cheung Kong (Holdings) Ltd.                                                    25,000               162,695
        CLP Holdings Ltd.                                                              29,700               119,587
        Esprit Holdings Ltd.                                                           12,000                20,235
        Hang Seng Bank Ltd.                                                            13,000               138,363
        Henderson Land Development Co. Ltd.                                            11,000                33,007
        Hong Kong & China Gas Co. Ltd.                                                 65,672                85,055
        Hong Kong Exchanges & Clearing Ltd.                                            20,000                25,134
        Hongkong Electric Holdings Ltd.                                                23,500                88,897
        Hutchison Whampoa Ltd.                                                         33,700               210,886
        Johnson Electric Holdings Ltd.                                                 27,000                29,602
        Li & Fung Ltd.                                                                 28,000                26,570
        MTR Corp. Ltd.                                                                 25,500                26,977
        New World Development Co. Ltd.                                                 36,000                18,004
        Pacific Century CyberWorks Ltd.                             (1)               150,591                23,752
        Shangri-La Asia Ltd.                                                           30,000                19,620
        Sino Land Co. Ltd.                                                             48,000                15,388
        Sun Hung Kai Properties Ltd.                                                   21,000               124,411
        Swire Pacific Ltd. "A"                                                         16,000                61,141
        Television Broadcasts Ltd.                                                      7,000                22,082
        Wharf Holdings Ltd.                                                            21,000                39,585
        -----------------------------------------------------------------------------------------------------------
                                                                                                          1,407,618


        -----------------------------------------------------------------------------------------------------------
        IRELAND--0.73%
        -----------------------------------------------------------------------------------------------------------
        Allied Irish Banks PLC                                                         15,033               206,157
        Bank of Ireland                                                                17,167               176,367
        CRH PLC                                                                         8,495               105,193
        Elan Corporation PLC                                        (1)                 5,605                12,058
        Irish Life & Permanent PLC                                                      5,332                57,633
        Kerry Group PLC "A"                                                             2,876                38,480
        Ryanair Holdings PLC                                        (1)                 9,364                66,329
        -----------------------------------------------------------------------------------------------------------
                                                                                                            662,217
        -----------------------------------------------------------------------------------------------------------
        ITALY--3.77%
        -----------------------------------------------------------------------------------------------------------
        Alitalia SpA                                                (1)                45,858                11,646
        Alleanza Assicurazioni SpA                                                      7,501                56,833
        Arnoldo Mondadori Editore SpA                                                   3,573                22,122
        Assicurazioni Generali SpA                                                     16,665               342,770
        Autogrill SpA                                               (1)                 3,786                29,480
        Autostrade SpA                                                                 14,223               141,495
        Banca Monte dei Paschi di Siena SpA                                            17,830                42,006
        Banca Nazionale del Lavoro SpA                              (1)                34,342                38,021
        Benetton Group SpA                                                              1,637                14,602
        Bulgari SpA                                                                     6,805                32,278
        Capitalia SpA                                                                  29,934                38,261
        Enel SpA                                                                       33,385               173,770
        Eni SpA                                                                        47,038               747,829
        Fiat SpA                                                                        4,995                40,624
        Fineco SpA                                                  (1)                32,974                15,398
        Gruppo Editoriale L'Espresso SpA                                                4,516                14,739
        IntesaBci SpA                                                                  61,296               129,291
        Italgas SpA                                                                     4,020                54,673
        Luxottica Group SpA                                                             2,482                32,740
        Mediaset SpA                                                                   10,047                76,545
        Mediobanca SpA                                                                  7,961                65,497
        Parmalat Finanziaria SpA                                                       11,566                27,552
        Pirelli SpA                                                                    23,821                21,998
        Riunione Adriatica di Sicurta SpA                                               6,408                78,005
        Sanpaolo IMI SpA                                                               14,550                94,666
        Seat-Pagine Gialle SpA                                      (1)                81,951                55,814
        Snam Rete Gas SpA                                                              13,475                45,957
        Telecom Italia Mobile SpA                                                      61,903               282,580
        Telecom Italia SpA                                                             33,350               168,338
        Telecom Italia SpA "A"                                                         38,665               293,358
        Tiscali SpA                                                 (1)                 3,079                13,829
        Unicredito Italiano SpA                                                        56,638               226,451
        -----------------------------------------------------------------------------------------------------------
                                                                                                          3,429,168
        -----------------------------------------------------------------------------------------------------------
        JAPAN--20.81%
        -----------------------------------------------------------------------------------------------------------
        Acom Co. Ltd.                                                                   1,200                39,437
        Advantest Corp.                                                                 1,300                58,279
        AEON Co. Ltd.                                                                   4,100                97,084
        AIFUL Corp.                                                                       700                26,308
        Ajinomoto Co. Inc.                                                             10,000               104,407
        Alps Electric Co. Ltd.                                                          3,000                33,117
        Amada Co. Ltd.                                                                  5,000                13,651
        Asahi Breweries Ltd.                                                            7,000                45,892
        Asahi Glass Co. Ltd.                                                           13,000                79,641
        Asahi Kasei Corp.                                                              21,000                52,027
        Bank of Fukuoka Ltd.                                                           11,000                44,122


        Bank of Yokohama Ltd.                                                          16,000                63,234
        Banyu Pharmaceutical Co. Ltd.                                                   3,000                28,162
        Benesse Corp.                                                                   1,500                16,811
        Bridgestone Corp.                                                              10,000               123,873
        Canon Inc.                                                                     14,000               527,345
        Casio Computer Co. Ltd.                                                         5,000                27,850
        Central Japan Railway Co.                                                          15                93,410
        Chiba Bank Ltd. (The)                                                          11,000                35,038
        Chubu Electric Power Co. Inc.                                                  10,700               191,152
        Chugai Pharmaceutical Co. Ltd.                                                  4,700                44,754
        Citizen Watch Co. Ltd.                                                          5,000                22,289
        Credit Saison Co. Ltd.                                                          2,200                37,541
        CSK Corp.                                                                       1,100                23,081
        Dai Nippon Printing Co. Ltd.                                                   12,000               132,772
        Daiichi Pharmaceutical Co. Ltd.                                                 4,000                57,403
        Daikin Industries Ltd.                                                          3,000                47,527
        Dainippon Ink & Chemical Inc.                               (1)                14,000                22,415
        Daito Trust Construction Co. Ltd.                                               1,600                35,392
        Daiwa House Industry Co. Ltd.                                                   9,000                50,662
        Daiwa Securities Group Inc.                                                    20,000                88,818
        Denso Corp.                                                                     7,900               129,614
        East Japan Railway Co.                                                             53               263,057
        Ebara Corporation                                                               7,000                21,648
        Eisai Co. Ltd.                                                                  4,000                89,829
        FamilyMart Co. Ltd.                                                             1,500                29,388
        Fanuc Ltd.                                                                      1,900                84,057
        Fast Retailing Co. Ltd.                                                         1,000                35,224
        Fuji Photo Film Co. Ltd.                                                        8,000               260,892
        Fuji Soft ABC Inc.                                                                800                12,640
        Fuji Television Network Inc.                                                        5                20,140
        Fujikura Ltd.                                                                   7,000                16,634
        Fujisawa Pharmaceutical Co. Ltd.                                                4,000                91,514
        Fujitsu Ltd.                                                                   27,000                77,130
        Furukawa Electric Co. Ltd.                                                      8,000                16,786
        Gunma Bank Ltd.                                                                 9,000                39,134
        Heavy Industries Co., Ltd.                                                     19,000                17,292
        Hirose Electric Co. Ltd.                                                          600                45,808
        Hitachi Ltd.                                                                   48,000               184,040
        Honda Motor Co. Ltd.                                                           10,600               392,129
        Hoya Corp.                                                                      1,800               126,047
        Isetan Co. Ltd.                                                                 3,000                20,578
        Itochu Corp.                                                                   23,000                49,810
        Ito-Yokado Co. Ltd.                                                             6,000               176,961
        Japan Airlines System Corp.                                 (1)                16,000                34,111
        Japan Tobacco Inc.                                                                 13                86,981
        JFE Holdings Inc.                                           (1)                 8,500               103,215
        JGC Corp.                                                                       4,000                22,381
        Joyo Bank Ltd.                                                                 16,000                44,493
        JSR Corp.                                                                       3,000                30,134
        Kajima Corp.                                                                   14,000                31,263
        Kaneka Corp.                                                                    5,000                26,755
        Kansai Electric Power Co. Inc.                                                 11,500               173,755
        Kao Corp.                                                                      10,000               219,516
        Kawasaki Heavy Industries Ltd.                              (1)                24,000                19,011
        Keihin Electric Express Railway Co. Ltd.                                        9,000                40,954
        Keio Electric Railway Co. Ltd.                                                 11,000                58,305
        Keyence Corp.                                                                     500                87,006
        Kinden Corp.                                                                    5,000                18,455
        Kinki Nippon Railway Co. Ltd.                               (1)                27,000                58,246


        Kirin Brewery Co. Ltd.                                                         12,000                76,346
        Komatsu Ltd.                                                                   17,000                55,439
        Konami Company Ltd.                                                             1,700                39,252
        Konica Corp.                                                                    5,000                36,277
        Kubota Corp.                                                                   17,000                46,128
        Kuraray Co. Ltd.                                                                8,000                49,617
        Kurita Water Industries Ltd.                                                    2,000                20,140
        Kyocera Corp.                                                                   2,800               163,040
        Kyowa Hakko Kogyo Co. Ltd.                                                      7,000                29,022
        Kyushu Electric Power Co. Inc.                                                  7,200               105,327
        Lawson Inc.                                                                     1,300                31,331
        Mabuchi Motor Co. Ltd.                                                            500                46,010
        Marubeni Corp.                                              (1)                27,000                24,800
        Marui Co. Ltd.                                                                  6,000                58,751
        Matsushita Electric Industrial Co. Ltd.                                        38,000               374,652
        Matsushita Electric Works Ltd.                                                  8,000                49,482
        Meiji Seika Kaisha Ltd.                                                         8,000                23,527
        Millea Holdings Inc.                                        (1)                    24               172,714
        Minebea Co. Ltd.                                                                7,000                24,362
        Mitsubishi Chemical Corp.                                   (1)                27,000                53,923
        Mitsubishi Corp.                                                               17,000               103,859
        Mitsubishi Electric Corp.                                   (1)                29,000                66,959
        Mitsubishi Estate Co. Ltd.                                                     15,000               114,266
        Mitsubishi Heavy Industries Ltd.                                               48,000               117,300
        Mitsubishi Materials Corp.                                  (1)                18,000                19,719
        Mitsubishi Rayon Co.                                                           11,000                25,120
        Mitsubishi Tokyo Financial Group Inc.                                              56               305,461
        Mitsui & Co. Ltd.                                                              22,000               102,705
        Mitsui Chemicals Inc.                                                          11,000                49,035
        Mitsui Engineering & Shipbuilding Co. Ltd.                  (1)                17,000                12,320
        Mitsui Fudosan Co. Ltd.                                                        12,000                77,863
        Mitsui Mining & Smelting Co. Ltd.                                              11,000                25,398
        Mitsui O.S.K. Lines Ltd.                                                       18,000                37,314
        Mitsui Sumitomo Insurance Co. Ltd.                                             22,000               101,222
        Mitsui Trust Holdings Inc.                                                     12,000                19,516
        Mitsukoshi Ltd.                                                                 8,000                16,651
        Mizuho Holdings Inc.                                                               91                85,118
        Murata Manufacturing Co. Ltd.                                                   4,100               160,656
        NEC Corp.                                                                      28,000               104,761
        NGK Insulators Ltd.                                                             6,000                32,763
        NGK Spark Plug Co. Ltd.                                                         3,000                19,415
        Nidec Corp.                                                                       600                37,415
        Nikko Cordial Corp.                                                            23,000                77,526
        Nikon Corp.                                                 (1)                 5,000                37,583
        Nintendo Co. Ltd.                                                               1,700               158,869
        Nippon COMSYS Corp.                                                             3,000                10,163
        Nippon Express Co. Ltd.                                                        14,000                54,858
        Nippon Meat Packers Inc.                                                        3,000                29,957
        Nippon Mining Holdings Inc.                                 (1)                 9,000                12,059
        Nippon Oil Corp.                                                               23,000               104,272
        Nippon Sheet Glass Co. Ltd.                                                     6,000                10,769
        Nippon Steel Corp.                                                             88,000               103,076
        Nippon Telegraph & Telephone Corp.                                                 92               334,137
        Nippon Unipac Holding                                                              15                65,096
        Nippon Yusen Kabushiki Kaisha                                                  18,000                60,672
        Nissan Motor Co. Ltd.                                                          38,900               303,543
        Nisshin Seifun Group Inc.                                                       5,000                33,286
        Nissin Food Products Co. Ltd.                                                   1,800                40,195
        Nitto Denko Corp.                                                               2,400                68,358


        Nomura Holdings Inc.                                                           29,000               325,996
        NSK Ltd.                                                                        8,000                20,629
        NTN Corp.                                                                       9,000                31,095
        NTT Data Corp.                                                                     24                66,335
        NTT DoCoMo Inc.                                                                   297               548,100
        Obayashi Corp.                                                                 10,000                22,247
        Oji Paper Co. Ltd.                                                             13,000                55,869
        Olympus Optical Co. Ltd.                                                        4,000                65,189
        Omron Corp.                                                                     4,000                58,987
        Onward Kashiyama Co. Ltd.                                                       3,000                23,511
        Oracle Corp. Japan                                                                500                12,113
        Oriental Land Co. Ltd.                                                            800                48,471
        ORIX Corp.                                                                      1,400                90,250
        Osaka Gas Co. Ltd.                                                             38,000                93,823
        Pioneer Corp.                                                                   3,100                58,123
        Promise Co. Ltd.                                                                1,400                49,903
        Resona Holdings Inc.                                        (1)                65,000                35,603
        Ricoh Co. Ltd.                                                                 11,000               180,475
        Rohm Co. Ltd.                                                                   1,800               229,190
        Sankyo Co. Ltd.                                                                 6,800                85,322
        Sanyo Electric Co. Ltd.                                                        28,000                72,908
        Secom Co. Ltd.                                                                  3,500               120,039
        Sega Corp.                                                  (1)                 1,600                15,775
        Sekisui Chemical Co. Ltd.                                                       9,000                23,283
        Sekisui House Ltd.                                                              8,000                56,628
        Seven-Eleven Japan Co. Ltd.                                                     7,000               213,533
        77 Bank Ltd. (The)                                                              9,000                36,859
        Sharp Corp.                                                                    16,000               151,951
        Shimamura Co. Ltd.                                                                400                25,482
        Shimano Inc.                                                                    1,900                28,819
        Shimizu Corp.                                                                  10,000                25,027
        Shin-Etsu Chemical Co. Ltd.                                                     6,000               196,680
        Shionogi & Co. Ltd.                                                             5,000                70,700
        Shiseido Co. Ltd.                                                               6,000                78,015
        Shizuoka Bank Ltd.                                                             10,000                64,464
        Showa Denko K.K.                                            (1)                17,000                21,631
        Showa Shell Sekiyu K.K.                                                         4,000                27,774
        Skylark Co.                                                                     1,900                25,201
        SMC Corp.                                                                         900                84,486
        Softbank Corp.                                                                  3,000                34,255
        Sompo Japan Insurance Inc.                                                     14,000                81,756
        Sony Corp.                                                                     14,800               618,589
        Stanley Electric Co. Ltd.                                                       3,000                33,496
        Sumitomo Chemical Co. Ltd.                                                     18,000                71,138
        Sumitomo Corp.                                                                 12,000                51,572
        Sumitomo Electric Industries Ltd.                                              10,000                64,802
        Sumitomo Metal Industries Ltd.                              (1)                55,000                19,929
        Sumitomo Metal Mining Co. Ltd.                                                  9,000                37,541
        Sumitomo Mitsui Financial Group Inc.                        (1)                    61               190,705
        Sumitomo Realty & Development Co. Ltd.                                          6,000                24,421
        Sumitomo Trust & Banking Co. Ltd. (The)                                        14,000                56,746
        Taiheiyo Cement Corp.                                                          16,000                20,224
        Taisei Corp.                                                                   13,000                20,704
        Taisho Pharmaceutical Co. Ltd.                                                  3,000                44,114
        Taiyo Yuden Co. Ltd.                                                            2,000                21,202
        Takara Holdings Inc.                                                            4,000                17,426
        Takashimaya Co. Ltd.                                                            6,000                23,511
        Takeda Chemical Industries Ltd.                                                13,400               560,074
        Takefuji Corp.                                                                  1,190                68,690


        TDK Corp.                                                                       2,100                84,588
        Teijin Ltd.                                                                    15,000                35,898
        Terumo Corp.                                                                    3,100                42,894
        THK Co. Ltd.                                                                    2,200                24,230
        TIS Inc.                                                                        1,500                22,145
        Tobu Railway Co. Ltd.                                       (1)                16,000                42,471
        Toho Co. Ltd.                                                                   3,000                28,794
        Tohoku Electric Power Co. Inc.                                                  7,600               111,883
        Tokyo Broadcasting System                                                       1,000                12,573
        Tokyo Electric Power Co. Inc. (The)                                            19,200               364,844
        Tokyo Electron Ltd.                                                             2,500               113,129
        Tokyo Gas Co. Ltd.                                                             44,000               137,929
        Tokyu Corp.                                                                    16,000                56,358
        TonenGeneral Sekiyu K.K.                                                        6,000                39,437
        Toppan Printing Co. Ltd.                                                       12,000                90,301
        Toray Industries Inc.                                                          20,000                42,471
        Toshiba Corp.                                               (1)                46,000               144,198
        Tosoh Corporation                                                              11,000                26,510
        Tostem Inax Holding Corp.                                                       5,000                75,841
        Toto Ltd.                                                                       8,000                29,595
        Toyo Seikan Kaisha Ltd.                                                         3,000                35,771
        Toyota Industries Corporation                                                   2,600                39,108
        Toyota Motor Corp.                                                             39,100             1,051,058
        Trend Micro Inc.                                            (1)                 1,500                25,659
        Ube Industries Ltd.                                         (1)                17,000                17,047
        UFJ Holdings Inc.                                                                  54                54,605
        Uni-Charm Corp.                                                                   900                35,721
        Uny Co. Ltd.                                                                    3,000                29,350
        Wacoal Corp.                                                                    3,000                23,131
        West Japan Railway Company                                                         16                56,762
        World Co. Ltd.                                                                    700                13,449
        Yakult Honsha Co. Ltd.                                                          3,000                34,179
        Yamada Denki Co. Ltd.                                                           1,600                33,774
        Yamaha Corp.                                                                    3,000                27,732
        Yamanouchi Pharmaceutical Co. Ltd.                                              5,400               156,535
        Yamato Transport Co. Ltd.                                                       7,000                91,430
        Yokogawa Electric Corp.                                                         5,000                31,052
        -----------------------------------------------------------------------------------------------------------
                                                                                                         18,921,655
        -----------------------------------------------------------------------------------------------------------
        LUXEMBOURG--0.08%
        -----------------------------------------------------------------------------------------------------------
        Arcelor                                                     (1)                 5,959                73,290
        -----------------------------------------------------------------------------------------------------------
                                                                                                             73,290
        -----------------------------------------------------------------------------------------------------------
        NETHERLANDS--5.40%
        -----------------------------------------------------------------------------------------------------------
        ABN AMRO Holding NV                                                            23,521               384,560
        Aegon NV                                                                       21,371               274,952
        Akzo Nobel NV                                                                   4,898               155,381
        ASML Holding NV                                             (1)                 7,649                63,894
        Burhmann NV                                                                     1,897                 8,281
        Getronics NV                                                (1)                10,140                 6,172
        Hagemeyer NV                                                                    2,174                15,742
        Heineken NV                                                                     3,368               131,479
        IHC Caland NV                                                                     745                39,325
        ING Groep NV                                                                   27,961               473,584
        Koninklijke Ahold NV                                                           10,530               133,707
        Koninklijke Numico NV                                                           2,735                34,441
        Koninklijke Philips Electronics NV                                             22,240               389,756
        Koninklijke (Royal) KPN NV                                  (1)                28,825               187,544
        QIAGEN NV                                                   (1)                 4,074                20,735


        Reed Elsevier NV                                                               10,885               133,075
        Royal Dutch Petroleum Co.                                                      35,447             1,560,460
        TNT Post Group NV                                                               6,340               102,792
        Unilever NV - CVA                                                               9,627               591,506
        Vedior NV                                                                       2,340                13,358
        VNU NV                                                                          3,937               102,667
        Wolters Kluwer NV - CVA                                                         4,998                87,065
        -----------------------------------------------------------------------------------------------------------
                                                                                                          4,910,476
        -----------------------------------------------------------------------------------------------------------
        NEW ZEALAND--0.13%
        -----------------------------------------------------------------------------------------------------------
        Carter Holt Harvey Ltd.                                                        27,340                25,025
        Contact Energy Ltd.                                                            12,981                26,955
        Telecom Corp. of New Zealand Ltd.                                              28,516                67,566
        -----------------------------------------------------------------------------------------------------------
                                                                                                            119,546
        -----------------------------------------------------------------------------------------------------------
        NORWAY--0.48%
        -----------------------------------------------------------------------------------------------------------
        DNB Holding ASA                                                                 6,487                30,526
        Gjensidige NOR ASA                                                              1,329                43,547
        Norsk Hydro ASA                                                                 2,634               118,055
        Norske Skogindustrier ASA                                                       2,197                31,079
        Orkla ASA                                                                       3,495                59,530
        Statoil ASA                                                                     7,496                63,298
        Storebrand ASA                                              (1)                 4,981                18,694
        Tandberg ASA                                                (1)                 2,262                13,061
        Telenor ASA                                                                     8,100                30,984
        Tomra Systems ASA                                                               3,804                24,764
        -----------------------------------------------------------------------------------------------------------
                                                                                                            433,538
        -----------------------------------------------------------------------------------------------------------
        PORTUGAL--0.38%
        -----------------------------------------------------------------------------------------------------------
        Banco Comercial Portugues SA "R"                                               23,396                55,978
        Banco Espirito Santo e Comercial de Lisboa SA                                   2,554                33,502
        BPI-SPGS SA - Registered                                                       12,731                29,125
        Brisa-Auto Estradas de Portugal SA                                              7,538                41,767
        CIMPOR-Cimentos de Portugal SGPS SA                                               793                13,315
        Electricidade de Portugal SA                                                   32,737                54,623
        Portugal Telecom SGPS SA                                                       15,991               109,915
        Sonae SGPS SA                                               (1)                26,102                10,957
        -----------------------------------------------------------------------------------------------------------
                                                                                                            349,182
        -----------------------------------------------------------------------------------------------------------
        SINGAPORE--0.90%
        -----------------------------------------------------------------------------------------------------------
        Capitaland Ltd.                                                                32,000                20,479
        Chartered Semiconductor Manufacturing Ltd.                  (1)                18,000                 7,368
        City Developments Ltd.                                                         11,000                26,382
        DBS Group Holdings Ltd.                                                        19,652               124,631
        Fraser & Neave Ltd.                                                             5,400                24,284
        Haw Par Corp. Ltd.                                                             14,792                27,802
        Keppel Corp. Ltd.                                                              16,000                34,131
        Oversea-Chinese Banking Corp Ltd. - Ordinary Shares                            18,350               102,091
        Singapore Airlines Ltd.                                                        13,000                76,449
        Singapore Press Holdings Ltd.                                                   7,000                73,451
        Singapore Technologies Engineering Ltd.                                        32,000                30,441
        Singapore Telecommunications Ltd.                                             134,000                95,797
        United Overseas Bank Ltd.                                                      21,392               145,532
        Venture Corp. Ltd.                                                              4,000                32,055
        -----------------------------------------------------------------------------------------------------------
                                                                                                            820,893
        -----------------------------------------------------------------------------------------------------------

        SPAIN--3.19%
        ------------------------------------------------------------------------------------------------------------
        Acerinox SA                                                                     1,044                38,334
        Acesa Infraestructuras SA                                                       3,427                38,840


        Acesa Infraestructuras SA  Rights                           (1)                 3,427                 1,978
        Actividades de Construccion y Servicios SA                                        882                28,369
        Altadis SA                                                                      5,421               123,674
        Amadeus Global Travel Distribution SA "A"                                       4,604                18,988
        Banco Bilbao Vizcaya Argentaria SA                                             51,492               492,806
        Banco Santander Central Hispano SA                                             71,081               487,834
        Endesa SA                                                                      15,700               183,703
        Fomento de Construcciones y Contratas SA                                        1,111                24,950
        Gas Natural SDG SA                                                              3,991                75,680
        Grupo Dragados SA                                                               2,879                48,944
        Grupo Ferrovial SA                                                              1,209                30,640
        Iberdrola SA                                                                   13,448               188,400
        Industria de Diseno Textil SA                                                   3,961                93,567
        Repsol YPF SA                                                                  15,765               208,452
        Sociedad General de Aguas de Barcelona SA                                       2,893                29,145
        Telefonica SA                                               (1)                76,306               683,044
        Terra Networks SA                                           (1)                 6,752                28,413
        Union Fenosa SA                                                                 4,548                59,897
        Zeltia SA Rights                                                                2,783                15,829
        -----------------------------------------------------------------------------------------------------------
                                                                                                          2,901,487
        -----------------------------------------------------------------------------------------------------------

        SWEDEN--1.88%
        -----------------------------------------------------------------------------------------------------------
        ASSA Abloy AB "B"                                                               5,141                58,707
        Atlas Copco AB "A"                                                              2,002                39,060
        Drott AB "B"                                                                    2,450                27,274
        Electrolux AB "B"                                                               5,910                93,263
        Gambro AB "A"                                                                   3,797                21,135
        Hennes & Mauritz AB "B"                                                         8,045               155,115
        Modern Times Group AB "B"                                   (1)                 1,910                15,454
        Nordea AB                                                                      38,920               171,523
        OM AB                                                                           4,142                19,775
        Sandvik AB                                                                      4,143                92,481
        Securitas AB "B"                                                                5,726                68,344
        Skandia Forsakrings AB                                                         14,766                39,316
        Skandinaviska Enskilda Banken AB "A"                                            8,269                68,803
        Skanska AB "B"                                                                  6,817                39,901
        SKF AB "B"                                                                      1,399                36,286
        Svenska Cellulosa AB "B"                                                        3,257               109,896
        Svenska Handelsbanken AB "A"                                                    9,356               124,556
        Swedish Match AB                                                                6,895                54,205
        Tele2 AB "B"                                                (1)                 1,708                45,183
        Telefonaktiebolaget LM Ericsson AB "B"                      (1)               263,049               184,155
        Telia AB                                                                       32,548               122,522
        Trelleborg AB "B"                                                               2,686                21,733
        Volvo AB "A"                                                                    1,873                29,234
        Volvo AB "B"                                                                    3,521                57,381
        WM-Data AB "B"                                                                 17,160                14,967
        -----------------------------------------------------------------------------------------------------------
                                                                                                          1,710,269
        -----------------------------------------------------------------------------------------------------------

        SWITZERLAND--7.91%
        -----------------------------------------------------------------------------------------------------------
        ABB Ltd.                                                    (1)                17,326                49,245
        Adecco SA                                                                       2,179                85,414
        Centerpulse AG - Registered                                 (1)                   227                39,565
        Ciba Specialty Chemicals AG                                                     1,164                81,153
        Clariant AG - Registered                                                        2,410                38,520
        Compagnie Financiere Richemont AG                                               9,096               169,724
        Credit Suisse Group                                         (1)                19,863               430,961
        Givaudan SA - Registered                                                          140                62,776
        Holcim Ltd. "B"                                                                   508                92,217


        Kudelski SA - Bearer                                        (1)                   577                 7,824
        Logitech International SA - Registered                      (1)                   750                22,375
        Lonza Group AG - Registered                                                     1,094                66,461
        Nestle SA                                                                       6,607             1,400,051
        Novartis AG                                                                    45,555             1,662,146
        Roche Holding AG - Bearer                                                         833               105,428
        Roche Holding AG - Genusschein                                                 11,632               810,547
        Serono SA                                                                         130                69,668
        Societe Generale de Surveillance Holding SA                                       113                33,997
        Swatch Group (The) AG - Registered                                              1,482                25,080
        Swatch Group (The) AG "B"                                                         594                49,403
        Swiss Re                                                                        5,218               342,281
        Swisscom AG                                                                       459               132,950
        Syngenta AG                                                                     1,802               104,325
        Synthes-Stratec Inc.                                                               78                47,837
        UBS AG - Registered                                         (1)                20,997             1,020,466
        Unaxis Holding AG "R"                                                             230                15,387
        Zurich Financial Services AG                                                    2,460               229,508
        -----------------------------------------------------------------------------------------------------------
                                                                                                          7,195,309
        -----------------------------------------------------------------------------------------------------------

        UNITED KINGDOM--27.00%
        -----------------------------------------------------------------------------------------------------------
        AMEC PLC                                                                        5,249                12,105
        Amersham PLC                                                                   12,270               109,829
        AMVESCAP PLC                                                                   10,098                64,702
        Arm Holdings PLC                                            (1)                16,811                12,991
        Associated British Ports Holdings PLC                                           6,146                39,528
        AstraZeneca PLC                                                                28,745             1,027,340
        Aviva PLC                                                                      36,898               263,151
        AWG PLC                                                     (1)                 3,963                27,657
        BAA PLC                                                                        17,955               145,685
        BAE Systems PLC                                                                51,963               103,733
        Balfour Beatty PLC                                                              7,911                18,403
        Barclays PLC                                                (2)               109,330               677,640
        Barratt Developments PLC                                                        4,556                28,679
        BBA Group PLC                                                                  11,951                35,546
        Berkeley Group (The) PLC                                                        2,351                22,463
        BG Group PLC                                                                   57,557               248,332
        BHP Billiton PLC                                                               40,056               213,933
        BOC Group PLC                                                                   8,230               117,655
        Boots Co. PLC                                                                  15,128               142,718
        BP PLC                                                                        375,006             2,577,894
        BPB PLC                                                                         9,923                39,299
        Brambles Industries PLC                                                        15,750                38,541
        British Airways PLC                                         (1)                 9,883                21,479
        British American Tobacco PLC                                                   27,089               270,604
        British Land Co. PLC                                                            8,357                60,812
        British Sky Broadcasting Group PLC                          (1)                20,668               212,617
        BT Group PLC                                                                  144,411               453,350
        Bunzl PLC                                                                       9,965                60,962
        Cable & Wireless PLC                                                           39,464                28,431
        Cadbury Schweppes PLC                                                          33,510               208,778
        Canary Wharf Finance PLC                                    (1)                 8,565                32,473
        Capita Group PLC                                                               11,482                45,750
        Carlton Communications PLC                                                     11,690                25,265
        Celltech Group PLC                                          (1)                 4,521                25,110
        Centrica PLC                                                                   70,433               193,897
        Chubb PLC                                                                      15,278                21,583
        Close Brothers Group PLC                                                        3,009                26,934
        Compass Group PLC                                                              37,119               197,201


        Corus Group PLC                                             (1)                50,808                22,289
        Daily Mail and General Trust PLC "A"                                            5,187                48,558
        De La Rue PLC                                                                   4,444                20,855
        Diageo PLC                                                                     53,302               579,223
        Dixons Group PLC                                                               34,552                80,657
        Electrocomponents PLC                                                           7,289                33,678
        EMI Group PLC                                                                  13,920                31,150
        Exel PLC                                                                        5,770                63,909
        FirstGroup PLC                                                                  7,937                30,092
        FKI PLC                                                                        11,736                16,627
        George Wimpey PLC                                                               6,840                29,291
        GKN PLC                                                                        12,002                38,789
        GlaxoSmithKline PLC                                                           100,729             1,932,990
        Granada PLC                                                                    45,433                58,331
        GUS PLC                                                                        17,159               159,392
        Hammerson PLC                                                                   5,164                39,157
        Hanson PLC                                                                     11,831                52,569
        Hays PLC                                                                       33,912                50,637
        HBOS PLC                                                                       62,049               654,297
        Hilton Group PLC                                                               28,656                77,043
        HSBC Holdings PLC                                                             156,488             1,729,500
        IMI PLC                                                                         7,298                30,841
        Imperial Chemical Industries PLC                                               21,454                79,439
        Imperial Tobacco Group PLC                                                     12,431               211,134
        International Power PLC                                     (1)                18,789                28,963
        Invensys PLC                                                                   55,332                46,989
        J Sainsbury PLC                                                                23,509               105,499
        Johnson Matthey PLC                                                             3,841                49,469
        Kelda Group PLC                                                                 8,092                55,236
        Kidde PLC                                                                      16,008                18,233
        Kingfisher PLC                                                                 43,154               154,579
        Land Securities Group PLC                                                       7,864                99,383
        Legal & General Group PLC                                                     104,500               161,505
        Lloyds TSB Group PLC                                                           91,168               654,600
        LogicaCMG PLC                                                                  14,705                35,510
        Man Group PLC                                                                   4,439                63,388
        Marks & Spencer Group PLC                                                      39,264               199,115
        Misys PLC                                                                      10,969                31,080
        National Grid Transco PLC                                                      50,704               372,634
        Next PLC                                                                        5,395                63,968
        Novar PLC                                                                      12,999                22,706
        P&O Princess Cruises PLC                                                       11,447                79,427
        Pearson PLC                                                                    13,313               123,130
        Peninsular & Oriental Steam Navigation Co. PLC                                 15,236                40,349
        Pilkington PLC                                                                 20,386                19,035
        Provident Financial PLC                                                         4,961                47,441
        Prudential Corp. PLC                                                           33,763               238,619
        Rank Group PLC                                                                 11,036                47,349
        Reckitt Benckiser PLC                                                           9,340               181,189
        Reed International PLC                                                         21,798               186,693
        Rentokil Initial PLC                                                           33,757               119,560
        Reuters Group PLC                                                              24,366                69,628
        Rexam PLC                                                                       7,482                51,072
        Rio Tinto PLC                                                                  17,775               354,838
        RMC Group PLC                                                                   4,624                27,320
        Rolls Royce PLC                                                                28,381                48,889
        Royal Bank of Scotland Group PLC                                               45,779             1,096,650
        Royal Sun Alliance Industries Group PLC                                        27,051                52,586
        SABMiller PLC                                                                  13,065                92,862


        Safeway PLC                                                                    20,525                70,465
        Sage Group PLC                                                                 20,461                43,810
        Schroders PLC                                                                   2,680                22,047
        Scottish & Newcastle PLC                                                       12,527                93,475
        Scottish & Southern Energy PLC                                                 14,064               153,963
        Scottish Power PLC                                                             31,382               183,142
        Serco Group PLC                                                                 9,643                23,752
        Severn Trent PLC                                                                6,011                67,159
        Shell Transport & Trading Co. PLC                                             160,076             1,054,019
        Signet Group PLC                                                               30,914                33,843
        Six Continents PLC                                                             15,471               125,032
        Slough Estates PLC                                                              7,368                40,211
        Smith & Nephew PLC                                                             14,952                91,591
        Smiths Group PLC                                                                9,900               110,849
        SSL International PLC                                                           4,550                18,862
        Stagecoach Group PLC                                                           22,950                10,899
        Tate & Lyle PLC                                                                 7,802                39,565
        Taylor Woodrow PLC                                                             10,062                27,457
        Tesco PLC                                                                     117,974               368,457
        3i Group PLC                                                                    9,474                84,650
        Unilever PLC                                                                   46,332               440,826
        United Business Media PLC                                                       6,060                28,292
        United Utilities PLC                                                            9,896                99,413
        Vodafone Group PLC                                                          1,140,536             2,079,439
        Whitebread PLC                                                                  5,511                47,998
        Wolseley PLC                                                                   10,259                86,131
        WPP Group PLC                                                                  19,499               148,952
        -----------------------------------------------------------------------------------------------------------
                                                                                                         24,557,311
        -----------------------------------------------------------------------------------------------------------

        UNITED STATES--1.36%
        -----------------------------------------------------------------------------------------------------------
        iShares MSCI EAFE Index Fund                                (3)                12,469             1,234,556
        -----------------------------------------------------------------------------------------------------------
                                                                                                          1,234,556
        -----------------------------------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
        (Cost: $121,753,500)                                                                             89,515,378
        -----------------------------------------------------------------------------------------------------------

        Security                                                                       Shares                 Value
        -----------------------------------------------------------------------------------------------------------

        PREFERRED STOCKS--0.44%
        AUSTRALIA--0.19%
        -----------------------------------------------------------------------------------------------------------
        News Corporation Ltd. (The)                                                    32,734               176,030
        -----------------------------------------------------------------------------------------------------------
                                                                                                            176,030
        -----------------------------------------------------------------------------------------------------------

        GERMANY--0.21%
        -----------------------------------------------------------------------------------------------------------
        Henkel KGaA                                                                       941                59,792
        Hugo Boss AG                                                                      843                 8,873
        Porsche AG                                                                        160                66,490
        Prosieben Satellite Media AG                                                    1,594                10,873
        Volkswagen AG                                                                   1,739                45,623
        -----------------------------------------------------------------------------------------------------------
                                                                                                            191,651
        -----------------------------------------------------------------------------------------------------------

        ITALY--0.04%
        -----------------------------------------------------------------------------------------------------------
        IntesaBci SpA - RNC                                                            19,873                32,742
        -----------------------------------------------------------------------------------------------------------
                                                                                                             32,742
        -----------------------------------------------------------------------------------------------------------

        TOTAL PREFERRED STOCKS
        (Cost: $547,807)                                                                                    400,423
        -----------------------------------------------------------------------------------------------------------

        Security                                                                       Shares                 Value
        -----------------------------------------------------------------------------------------------------------

        SHORT TERM INSTRUMENTS--6.02%

        -----------------------------------------------------------------------------------------------------------
        Barclays Global Investors Funds Institutional Money
        Market Fund, Institutional Shares                                           4,797,528             4,797,528
        BlackRock Temp Cash Money Market Fund                                         586,915               586,915
        Dreyfus Money Market Fund                                                      50,596                50,596
        Goldman Sachs Financial Square Prime Obligation Fund                           44,076                44,076
         -----------------------------------------------------------------------------------------------------------

        TOTAL SHORT TERM INSTRUMENTS
        (Cost: $5,479,115)                                                                                5,479,115
        -----------------------------------------------------------------------------------------------------------


        TOTAL INVESTMENTS IN SECURITIES -- 104.90%
        (Cost $127,780,422)                                                                              95,394,916
        -----------------------------------------------------------------------------------------------------------
        Other Assets, Less Liabilities -- (4.90%)                                                        (4,459,467)
        -----------------------------------------------------------------------------------------------------------
        NET ASSETS -- 100.00%                                                                           $90,935,449
        ===========================================================================================================

(1)     Non-income earning securities.

(2)     Issuer is affiliated with the Master Portfolio's investment advisor.  See Note 2.

(3)     Non-controlled affiliated issuer.  See Note 2.

The accompanying notes are an integral part of these financial statements.

International Index Master Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002
--------------------------------------------------------------------------------

ASSETS


Investments in securities, at value (including securities on loan (1)) (Note 1)
      Unaffiliated issuers  (Cost:  $126,577,983)                                       $           94,160,360
      Non-controlled affiliated issuers  (Cost:  $1,202,439)                                         1,234,556
Cash pledged for margin requirements (Note 1)                                                        1,047,634
Foreign currency, at value (Cost: $314,729)                                                            318,703
Receivables:
      Investment securities sold                                                                        98,420
      Dividends and interest                                                                           276,721
Unrealized gain on forward foreign currency exchange contracts                                          53,654
                                                                                       ------------------------
Total Assets                                                                                        97,190,048
                                                                                       ------------------------
LIABILITIES
Payables:
      Investment securities purchased                                                                  486,714
      Due to broker - variation margin                                                                 967,579
      Collateral for securities loaned (Note 4)                                                      4,729,279
      Due to Bank                                                                                       30,097
      Advisory fees (Note 2)                                                                            17,966
      Administration fees (Note 2)                                                                      22,964
                                                                                       ------------------------
Total Liabilities                                                                                    6,254,599
                                                                                       ------------------------
NET ASSETS                                                                              $           90,935,449
                                                                                       ========================

---------------------------------------------------------------------------------------------------------------
(1)   Securities on loan with market value of $4,441,500. See Note 4.

The accompanying notes are an integral part of these financial statements.

International Index Master Portfolio
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

--------------------------------------------------------------------------------


NET INVESTMENT INCOME
      Dividends (Net of foreign withholding tax of $254,858)                                          $           1,917,524
      Interest                                                                                                       15,149
      Securities lending income                                                                                      56,010
                                                                                                     -----------------------
Total investment income                                                                                           1,988,683
                                                                                                     -----------------------
EXPENSES (Note 2)
      Advisory fees                                                                                                 137,255
      Administration fees                                                                                            91,503
                                                                                                     -----------------------
Total expenses                                                                                                      228,758
                                                                                                     -----------------------
Net investment income                                                                                             1,759,925
                                                                                                     -----------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized loss on sale of investments                                                                   (6,476,929)
      Net realized loss on futures contracts                                                                       (474,945)
      Net realized gain on foreign currency transactions                                                             18,684
      Net increase from payments by affiliates (Note 2)                                                              20,295
      Net change in unrealized appreciation (depreciation) of investments                                       (10,665,066)
      Net change in unrealized appreciation (depreciation) of futures contracts                                     (20,887)
      Net change in unrealized appreciation (depreciation) on translation of
      assets and liabilities in foreign currencies                                                                   74,418
                                                                                                     -----------------------
Net loss on investments                                                                                         (17,524,430)
                                                                                                     -----------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $         (15,764,505)
                                                                                                     =======================


The accompanying notes are an integral part of these financial statements.

International Index Master Portfolio
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                                                DECEMBER 31, 2002         DECEMBER 31, 2001
                                                                           ------------------------  -----------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
      Net investment income                                                 $            1,759,925    $           1,424,834
      Net realized loss                                                                 (6,912,895)              (4,519,519)
      Net change in unrealized appreciation (depreciation)                             (10,611,535)             (20,462,098)
                                                                           ------------------------  -----------------------
Net decrease in net assets resulting from operations                                   (15,764,505)             (23,556,783)
                                                                           ------------------------  -----------------------
Interestholder transactions:
      Contributions                                                                     48,313,518               27,264,274
      Withdrawals                                                                      (34,072,197)             (17,072,044)
                                                                           ------------------------  -----------------------
Net increase in net assets resulting from interestholder transactions                   14,241,321               10,192,230
                                                                           ------------------------  -----------------------
Decrease in net assets                                                                  (1,523,184)             (13,364,553)
NET ASSETS:
Beginning of year                                                                       92,458,633              105,823,186
                                                                           ------------------------  -----------------------
End of year                                                                 $           90,935,449    $          92,458,633
                                                                           ========================  =======================

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL INDEX MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the International Index Master Portfolio (the "Master Portfolio").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION

     The equity securities of the Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased using a constant yield to maturity method.

     FOREIGN CURRENCY TRANSLATION

     The accounting records of the Master Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

     The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolio as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

     FEDERAL INCOME TAXES

     MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in the Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, the Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that the Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

     FUTURES CONTRACTS

     The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

As of December 31, 2002, open futures contracts outstanding were as follows:

    --------------------------------------------------------------------------------------------------------
        NUMBER OF                    FUTURES     EXPIRATION             NOTIONAL        NET UNREALIZED
        CONTRACTS                      INDEX           DATE       CONTRACT VALUE          DEPRECIATION
    --------------------------------------------------------------------------------------------------------
          12                         Euro 50       03/20/03     $        301,598         $      (9,406)

           4                        FTSE 100       03/20/03              251,885                (1,971)

          12                      Nikkei 300       03/20/03              166,647                (3,399)

                                                                                       -----------------
                                                                                       $       (14,776)

    --------------------------------------------------------------------------------------------------------

     The Master Portfolio has pledged to a broker a cash balance in the amount of $1,047,634 for initial margin requirements.

     REPURCHASE AGREEMENTS

     The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. The Master Portfolio did not hold any repurchase agreements at December 31, 2002.

     FORWARD  CURRENCY EXCHANGE CONTRACTS

     A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked-to-market daily. The Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

     As of December 31, 2002, the Master Portfolio held the following forward foreign currency exchange contracts:

---------------------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------------------
                                                                                                           NET
                                     FOREIGN CURRENCY      EXCHANGE   FOREIGN CURRENCY   U.S. DOLLAR    UNREALIZED
CURRENCY                              PURCHASED/SOLD         DATE       COST/PROCEEDS       VALUE          GAIN
-------------------------------------------------------------------------------------------------------------------
PURCHASE CONTRACTS
British Pound Sterling                          250,536     02/07/03          $389,574      $402,239       $ 12,665
Euro                                            707,517     02/07/03           703,887       741,257         37,370
Japanese Yen                                 17,042,460     02/07/03           140,205       143,824          3,619
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                      $ 53,654
-------------------------------------------------------------------------------------------------------------------

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.15% of the first $1 billion, and 0.10% thereafter, of the average daily net assets of the Master Portfolio as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

     MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2002, BGIS received $330 in brokerage commissions from the Master Portfolio.

     As a result of using an index approach to investing, the Master Portfolio held shares of Barclays PLC, with a current market value of $677,640 as of December 31, 2002. Barclays PLC is an affiliate of BGFA, the Master Portfolio's investment advisor.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolio's investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio are recorded as either interest income or securities lending income in the accompanying Statement of Operations.

     The Master Portfolio may invest in the shares of Exchange Traded Funds ("ETFs"), including shares of ETFs that are affiliated with MIP, to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. As of December 31, 2002, the Master Portfolio held shares of the iShares MSCI EAFE Index Fund, an investment portfolio of iShares Trust. iShares Trust is an open-end management investment company managed by BGFA, the investment advisor for MIP. Transactions in shares of affiliated ETFs, including dividend income and net realized capital gains (losses) during the year ended December 31, 2002 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF                                            NUMBER OF
                                 SHARES HELD                                          SHARES HELD                                NET
                                   BEGINNING             GROSS             GROSS           END OF          DIVIDEND         REALIZED
AFFILIATED ETF                     OF PERIOD         ADDITIONS        REDUCTIONS           PERIOD            INCOME             LOSS
------------------------------------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund        --                  65,126            52,657           12,469           $23,471        ($93,620)
------------------------------------------------------------------------------------------------------------------------------------

     BGFA made a voluntary reimbursement to the Master Portfolio of $20,295, to compensate the Master Portfolio for a loss incurred in executing investment transactions.

     Certain officers and trustees of MIP are also officers or employees of Stephens and BGI. As of December 31, 2002 these officers or employees of Stephens and BGI collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

     Investment transactions (exclusive of short-term investments) for the year ended December 31, 2002, were as follows:

                        Purchases at cost              $ 33,200,999
                        Sales proceeds                   18,097,138

     At December 31, 2002, the cost of investments for federal income tax purposes was $131,540,223. Net unrealized depreciation aggregated $36,145,307, of which the entire amount represented gross unrealized depreciation on securities.

4.   PORTFOLIO SECURITIES LOANED

     The Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of December 31, 2002, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at December 31, 2002 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities.

5.   FINANCIAL HIGHLIGHTS

     Financial highlights for the Master Portfolio were as follows:

--------------------------------------------------------------------------------------------------------

                                   YEAR ENDED        YEAR ENDED         YEAR ENDED          PERIOD ENDED
                                 DECEMBER 31,      DECEMBER 31,       DECEMBER 31,          DECEMBER 31,
                                         2002              2001               2000                1999 1

--------------------------------------------------------------------------------------------------------
       Ratio of expenses    2          0.25 %            0.25 %             0.25 %             0.25 %
       to average net
       assets

       Ratio of net         2          1.92 %            1.50 %             1.47 %             0.82 %
       investment income
       to average net
       assets

       Portfolio turnover                20 %               7 %               45 %               39 %
       rate

       Total return                  (16.36)% 4        (21.35)%           (14.85)%            20.50 % 3

-----------------------------------------------------------------------------------------------------------

    1  PERIOD FROM OCTOBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

    2  ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.

    3  NOT ANNUALIZED.

    4  THE VOLUNTARY REIMBURSEMENT MADE BY THE INVESTMENT ADVISOR HAD NO MATERIAL IMPACT ON THE TOTAL RETURN
       FOR THE YEAR (SEE NOTE 2).

INDEPENDENT ACCOUNTANTS' REPORT

To the Interestholders and Board of Trustees of Master Investment Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Index Master Portfolio, a portfolio of Master Investment Portfolio (the "Portfolio"), at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     The financial statements of the Portfolio at December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 7, 2003

MASTER INVESTMENT PORTFOLIO
TRUSTEES INFORMATION  - UNAUDITED

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for BGIF and oversees 23 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 101 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Master Portfolio's Trustees may be found in the Master Portfolio's Statement of Additional Information, which is available without charge upon request by calling toll-free 1-888-204-3956.

                                                  INTERESTED TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            OTHER PUBLIC COMPANY AND
NAME, ADDRESS AND AGE         POSITION(S), LENGTH OF    PRINCIPAL OCCUPATION                                INVESTMENT COMPANY
                              SERVICE                   DURING PAST FIVE YEARS                              DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
LEE T. KRANEFUSS,* 40         Trustee since November    Chief Executive Officer of the Individual           None.
45 Fremont Street             16, 2001, Chairman and    Investors Business of Barclays Global Investors,
San Francisco, CA  94105      President                 N.A. ("BGI")
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL A. LATHAM, 37         Treasurer and Chief       Director of Mutual Fund Delivery of the             None.
45 Fremont Street             Financial Officer         Individual Investors Business of BGI (since
San Francisco, CA 94105                                 2000); Head of Operations, BGI Europe
                                                        (1997-2000); Manager of Portfolio Accounting
                                                        Group (1994-1997)
------------------------------------------------------------------------------------------------------------------------------------
RICHARD H. BLANK, JR., 46     Secretary                 Senior Vice President of Stephens Inc.              Director of Capo, Inc.
------------------------------------------------------------------------------------------------------------------------------------

* LEE T. KRANEFUSS IS DEEMED TO BE AN "INTERESTED PERSON" OF THE TRUST BECAUSE HE SERVES AS CHIEF EXECUTIVE OFFICER OF THE
INDIVIDUAL INVESTOR BUSINESS OF BGI, THE CO-ADMINISTRATOR OF THE MASTER PORTFOLIO AND THE PARENT COMPANY OF BGFA, THE INVESTMENT
ADVISOR OF THE MASTER PORTFOLIO.


                                                        INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            OTHER PUBLIC COMPANY AND
NAME, ADDRESS AND AGE         POSITION(S), LENGTH OF    PRINCIPAL OCCUPATION                                INVESTMENT COMPANY
                              SERVICE                   DURING PAST FIVE YEARS                              DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
MARY G. F. BITTERMAN, 58      Trustee since November    President and Chief Executive Office of The James   Director of Pacific
                              16, 2001                  Irvine Foundation (non-profit foundation);          Century Financial
                                                        President and Chief Executive Officer of KQED,      Corporation/ Bank of
                                                        Inc. (public television and radio) from 1993-2002.  Hawaii.
------------------------------------------------------------------------------------------------------------------------------------
JACK S. EUPHRAT, 80           Trustee since October     Private Investor                                    None.
                              20, 1993
------------------------------------------------------------------------------------------------------------------------------------
W. RODNEY HUGHES, 76          Trustee since October     Private Investor                                    Trustee of the Wells
                              20, 1993                                                                      Fargo Funds (oversees 96
                                                                                                            portfolios); President
                                                                                                            of Wells Fargo Funds
                                                                                                            November 1999 to May
                                                                                                            2000.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD K. LYONS, 41          Trustee since November    Professor, University of California, Berkeley:      Director of Matthews
                              16, 2001                  Haas School of Business; Member, Council of         Asian Funds (oversees 6
                                                        Foreign Relations                                   portfolios).
------------------------------------------------------------------------------------------------------------------------------------
LEO SOONG, 56                 Trustee since February    Managing Director of CG Roxane LLC (water           None.
                              9, 2000                   company); Co-Founder of Crystal Geyser Water Co.;
                                                        President of Crystal Geyser Water Co. (through
                                                        2000).
------------------------------------------------------------------------------------------------------------------------------------